UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 2, 2008

ENTROPIC COMMUNICATIONS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-33844	33-0947630
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6290 Sequence Drive

San Diego, CA 92121

(Address of Principal Executive Offices and Zip Code)

(858) 768-3600

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 2, 2008, the Board of Directors (the “Board”) of Entropic Communications, Inc., a Delaware corporation (the “Company”), adopted the Amended and Restated Bylaws (the “Restated Bylaws”) of the Company to supersede and replace the Company’s existing Bylaws. The following is a summary of the principal substantive changes effected by the adoption of the Restated Bylaws:

•

The Restated Bylaws clarify the advance notice requirements and stock ownership requirements for beneficial owners of shares of the Company for a Board nomination or other business to be brought by a stockholder for both annual and special meetings;

•

The Restated Bylaws require a stockholder proponent of a Board nomination or other business to fully disclose additional information regarding ownership interest in the stockholder’s advance notice to the Company, including a description of any derivative or short positions, profit interests, options, hedging transactions, borrowed or loaned shares the stockholder has with respect to the Company’s stock, trading activities and other economic and voting interests in the Company’s stock or derivatives over the prior 12 month period;

•

The Restated Bylaws require a stockholder nominating a person for election as a director to include in the stockholder’s advance notice certain biographical information about each director nominee as well as a questionnaire completed by each director nominee that requires the nominee to disclose any voting commitments the nominee may have with a third person and a commitment by the nominee to comply with the Company’s corporate governance standards and certain other Company policies and guidelines if elected;

•	The Restated Bylaws specify the need for a stockholder providing advance notice of a Board nomination or other business to update and supplement such notice; and

•

The Restated Bylaws clarify language about deadlines for stockholder nominees when the size of the Board is increased after the deadline for stockholder nominees provided under the Restated Bylaws has passed, to avoid inadvertent extension of the period due to increases in the size of the Board in the ordinary course of business.

The foregoing summary of the changes to the terms of our Bylaws is subject to, and qualified in its entirety by reference to the Restated Bylaws, which are attached to this Current Report on Form 8-K as Exhibit 3.2 and are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Number	Description

3.2	Amended and Restated Bylaws of the registrant, as amended and restated through December 2, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

ENTROPIC COMMUNICATIONS, INC.

Dated: December 5, 2008	By:	/s/ Lance W. Bridges
Lance W. Bridges, Esq.
Vice President of Corporate Development and General Counsel

EXHIBIT INDEX

Number	Description

3.2	Amended and Restated Bylaws of the registrant, as amended and restated through December 2, 2008.